CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

This Fund Administrative Services Agreement dated as of the 1st day of May, 2017 is made by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Jefferson National Insurers” and, collectively with JNFC, “Jefferson National” unless otherwise indicated), and the current and any future Jefferson National Insurers separate accounts as applicable (“Variable Accounts”), and Nationwide Fund Management LLC (“NFM”).

WHEREAS, NFM is the administrator and transfer agent to Nationwide Variable Insurance Trust (“Trust”), an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by insurance companies which have entered into participation agreements (the “Participating Insurance Companies”), and

WHEREAS, beneficial interests in the Trust are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (each, a “Fund” and collectively, the “Funds”); and

WHEREAS, Jefferson National Insurers, as depositors, have established (or will establish) the Variable Accounts to serve as investment vehicles for certain variable annuity contracts and variable life insurance policies issued by them; and

WHEREAS, pursuant to a separate Fund Participation Agreement among Jefferson National, the Trust and Nationwide Fund Distributors LLC, dated as of May 1, 2017, (“Participation Agreement”), the Funds may be included as investment options in such variable annuity or variable life insurance products Jefferson National Insurers offer through one or more of their Variable Accounts (each a “Variable Product”); and

WHEREAS, Jefferson National and NFM wish to enter into an agreement providing for: (1) the processing, on behalf of owners of Variable Products, of orders to purchase and redeem shares of the Funds named in Exhibit A attached hereto; and (2) recordkeeping, sub-accounting, reporting and related administrative services with respect to investments by Variable Accounts in shares of the Funds as further described in Exhibit C.

NOW, THEREFORE, in consideration of their mutual promises, Jefferson National and NFM agree as follows:

1.	Definitions

(a)	“1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)	“1940 Act” means the Investment Company Act of 1940, as amended.

(c)

“Administrative Services” means services to any Fund in connection with its Shares purchased, redeemed, or held by Variable Accounts on behalf of Contracts, as described in Exhibit C to this Agreement, including, but not limited to: (1) sub-transfer agency and sub-accounting services, (2) transmission of reports and other written materials from the Funds issuing such Shares with respect to Contracts, (3) the provision of Contract Owner information and implementation of trading restrictions for the purpose of eliminating or reducing any dilution of value of the Trust’s outstanding Shares, and (4) other related administrative services as further described in Exhibit C. Administrative Services are not services that are intended to promote the sale of Shares of any Fund.

(d)	“Administrative Services Fee” means fees payable pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust for Administrative Services provided by Jefferson National.

(e)	“Business Day” means any day that the New York Stock Exchange is open for regular trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

(f)	“Contract” means any variable life insurance contract or variable annuity contract offered and/or issued by Jefferson National.

(g)	“Contract Owner” means an owner or holder of a Contract.

(h)	“FINRA” means the Financial Industry Regulatory Authority, Inc.

(i)	“Market Close” means the close of regular trading on the New York Stock Exchange on any Business Day, generally 4:00 pm Eastern Time.

(j)	“Operating Procedures” means the procedures for the purchase, redemption and settlement of Shares as set forth in Exhibit B to this Agreement.

(k)	“Order” means a request from a Contract Owner to purchase or redeem Shares of a Fund.

(l)	“Rule 22c-2” means the SEC’s Rule 22c-2 adopted pursuant to the 1940 Act.

(m)	“SEC” means the U.S. Securities and Exchange Commission.

(n)	“Shares” means the shares, including the particular class of shares, of the Funds set forth in Exhibit A to this Agreement.

(o)	“USA Patriot Act” means the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.

2.	Administrative Services Provided in Connection with the Contracts

(a)	Jefferson National will perform Administrative Services in connection with the Shares as set forth in this Section 2 and in Exhibit C to this Agreement.

(b)

For each class of Shares issued by a Fund, Jefferson National shall open one or more “omnibus” accounts with NFM through which it may process Orders on behalf of Contract Owners. Jefferson National will purchase and redeem Shares, settle Share purchase and redemption transactions, reconcile such transactions, obtain daily values for Shares, and reinvest dividends and other distributions in Shares in accordance with the Operating Procedures.

(c)

Subject to the terms and conditions of this Agreement, Jefferson National shall be appointed to, and agrees to act, as a limited agent of NFM for the sole purpose of receiving instructions from Contract Owners for the purchase and redemption of Fund Shares prior to the Market Close on each Business Day. Except as particularly stated in this section, Jefferson National shall have no authority to act on behalf of NFM or to incur any cost or liability on its behalf. Both parties agree to follow any written guidelines or standards relating to the sale or redemption of Shares as may be provided in the Operating Procedures as well as to follow any applicable federal and/or state securities law, rules or regulations.

(d)	Jefferson National shall transmit payment for Shares of any Fund purchased in the manner prescribed by the Operating Procedures.

(e)

NFM shall transmit payment for Shares of any Fund redeemed in the manner prescribed in the Operating Procedures. NFM reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted under Section 22(e) of the 1940 Act. NFM will not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds to Contract Owners; Jefferson National alone will be responsible for such action.

(f)

Jefferson National will not aggregate Orders received from its Contract Owners after the Market Close on any Business Day with Orders received before the Market Close on such Business Day, and warrants that its internal control structure concerning the processing and transmission of Orders is reasonably designed to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close and to minimize errors that could result in late transmission of Orders. Orders received by Jefferson National before Market Close will receive that Business Day’s net asset value and Orders received by Jefferson National after Market Close will receive the next Business Day’s net asset value.

(g)

Issuance and transfer of Shares will be by book entry only. Stock certificates will not be issued to Jefferson National or to any Variable Account. Purchase and redemption Orders for Shares will be recorded by NFM in an appropriate title for each Variable Account.

(h)

NFM will furnish same day notice (by electronic means) to Jefferson National of the declaration of any income, dividends or capital gain distributions payable on each Fund’s Shares. Jefferson National hereby elects to receive all such income, dividends and distributions as are payable on the Fund Shares in the form of additional Shares of that Fund. NFM will notify Jefferson National of the number of Shares so issued as payment of such dividends and distributions.

(i)	NFM will make the net asset value per Share for each Fund available to Jefferson National on a daily basis in the manner prescribed in the Operating Procedures.

(j)

Jefferson National has policies and procedures in effect to detect and deter short term or excessive trading into and out of a Fund (“Market Timing”). Jefferson National’s Market Timing policies and procedures include, but are not limited to: monitoring Contract Owner trading activity, imposing trade restrictions and enforcing redemption fees imposed by the Funds (if applicable). NFM acknowledges that Jefferson National shall apply its own trade monitoring and restriction policies and procedures to trading of Fund Shares hereunder which may differ from the criteria set forth in the Trust’s prospectuses and SAIs. NFM’s failure to reject any purchase Orders that might be deemed to be Market Timing shall not constitute a waiver of NFM’s rights under this section.

3.	Representations and Warranties of Jefferson National

Jefferson National represents and warrants that:

(a)

JNFC is a holding company duly organized and in good standing under applicable state law, and that its life insurance companies have been duly organized and are in good standing under applicable state law; and

(b)

the arrangements described herein, and the amount and form of fees and other compensation payable to Jefferson National hereunder, comply in all material respects with, and are accurately, fairly and adequately disclosed in compliance with all applicable laws, rules and regulations.

The foregoing representations and warranties will be true and correct at all times during the term of this Agreement.

4.	Representations and Warranties of NFM

NFM represents and warrants that:

(a)

it (i) is registered as a transfer agent under the 1934 Act and will remain duly registered under all applicable federal securities laws; (ii) serves as the administrator and transfer agent for the Trust; and (iii) will perform its obligations for the Trust in accordance in all material respects with the laws of the State of Delaware and any applicable state and federal securities laws;

(b)	the Trust is lawfully organized and validly existing under the laws of the State of Delaware and it does and will comply in all material respects with applicable provisions of the 1940 Act;

(c)

the Funds have policies and procedures designed to deter Market Timing, as are disclosed in each Fund’s prospectus, and such policies will be uniformly and consistently applied to all Contract Owners unless otherwise disclosed in such Fund’s prospectus;

(d)	its activities hereunder comply in all material respects with all provisions of federal and state securities law applicable to such activities;

(e)

the Trust has duly adopted the Administrative Services Plan for the payment of Administrative Services Fees, which are paid in accordance with the terms and conditions of the Administrative Services Plan; and

(f)

the arrangements described herein, and the amount and form of fees and other compensation payable hereunder, have been reviewed by the Trust’s Board of Trustees, and are consistent with the Administrative Service Plan.

The foregoing representations and warranties will be true and correct at all times during the term of this Agreement.

5.	Prospectuses, Reports and Proxy Statements; Voting

(a)

NFM will provide Jefferson National or its mailing agent with copies of proxy materials, if any, reports to shareholders, updated prospectuses and other communications to shareholders with respect to the Funds in such quantity as Jefferson National will reasonably require. NFM acknowledges that NFM and/or the Funds will be responsible for bearing the costs of preparing such updated Trust prospectuses, proxy materials, annual and semiannual reports and other related statements and notices. Jefferson National will distribute such proxy materials, reports, updated prospectuses and other communications to existing Contract Owners and will bill NFM for the reasonable cost of such distribution. NFM agrees to pay the lesser of:

(i)	the cost to print individual Fund prospectuses and other Fund-issued documents as applicable; or

(ii)	NFM’s portion of the total printing costs if Jefferson National does not use individual prospectuses and other Fund-issued documents as applicable, but reprints such documents in another format; or

(iii)

NFM’s portion of the total reproduction costs if Jefferson National does not use individual printed prospectuses and other Fund-issued documents as applicable, but reproduces such documents in another allowable and appropriate medium (i.e., CD ROM or computer diskette), subject to reasonable costs and as mutually agreed upon by both Jefferson National and NFM.

(b)

Except as otherwise provided herein, all expenses incident to the performance by Jefferson National under this Agreement shall be paid by Jefferson National. Likewise, all expenses incident to the performance by NFM or the Funds under this Agreement shall be paid by NFM and/or the Funds.

(c)

For so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for owners of Contracts, Jefferson National shall (i) distribute to Contract Owners all proxy material furnished by NFM (provided that such material is received by Jefferson National or its designated agent at least 10 Business Days prior to the date scheduled for mailing to Contract Owners); (ii) solicit voting instructions from Contract Owners; (iii) vote the Shares held in the Variable Account(s) in accordance with instructions received from Contract Owners; and (iv) vote Shares held in the Variable Account(s) for which no timely instructions have been received in the same proportion as Shares of such Fund for which instructions have been received from Jefferson National’s Contract Owners. Jefferson National reserves the right to vote Shares held in any segregated asset account in its own right, to the extent permitted by law. Jefferson National will be responsible for assuring that the Variable Accounts participating in the Trust calculate voting privileges in a manner consistent with all legal requirements. NFM shall cause any third party vendor providing services with regard to proxy materials on behalf of NFM to sign a confidentiality agreement that includes reasonable nondisclosure provisions.

(d)	NFM will cause the Trust to comply with all provisions of the 1940 Act requiring voting by shareholders.

(e)

Jefferson National shall not give any information or make any representations or statements on behalf of the Trust or NFM or concerning the Trust or NFM other than information or representations contained in and accurately derived from proxy materials and/or reports of the Trust which are in the public domain or approved by the Trust or NFM for distribution to shareholders, or the Trust’s current registration statement, prospectuses or statements of additional information, except with the written permission of the Trust or NFM.

6.	Compensation

(a)

In consideration for the Administrative Services provided by Jefferson National pursuant to this Agreement, NFM agrees to pay Jefferson National, for each Fund and class of Shares identified on Exhibit A, the respective Administrative Services Fee at the rate listed therein, calculated as an annualized percentage of the average daily net asset value of Shares owned by Variable Accounts for the period in which such fees were earned.

(b)

NFM represents, and Jefferson National acknowledges, that Administrative Services Fees paid hereunder are not distribution fees payable pursuant to a plan adopted pursuant to Rule 12b-1 of the 1940 Act. Jefferson National represents, and NFM acknowledges, that the services Jefferson National provides in consideration of the Administrative Services Fees it receives hereunder are not distribution in nature or primarily intended to result in the sale of Shares.

(c)

In the event the Administrative Services Plan that authorizes the payment of an Administrative Services Fee is terminated by the Board of Trustees of the Trust, NFM agrees to pay Jefferson National, from its own resources, an amount equal to the terminated Administrative Services Fee.

(d)

Administrative Services Fees will be paid to Jefferson National, or its designee, on a monthly basis by electronic funds transfer as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Administrative Services Fee payment will be accompanied or preceded by a statement showing the calculation of the amounts being paid by the Trust for the relevant period and such other supporting data as may be reasonably requested by Jefferson National.

(e)

The parties agree that Administrative Services Fees will be paid to JNFC or its designee according to this Agreement with respect to each Fund as long as Shares of such Fund are held by Variable Accounts, and that JNFC may assign the fee to the subsidiary(ies) performing the Administrative Services provided pursuant to this Agreement. NFM acknowledges that the fees that Jefferson National charges to Contract Owners in connection with maintaining or servicing the Contracts may be less than they otherwise would be due to the Administrative Services Fees that NFM agrees to pay Jefferson National hereunder. This provision will survive the termination of this Agreement.

(f)	Each party may disclose that it has entered into this Agreement. Further, each party may disclose the annual Administrative Service Fees payable to Jefferson National under this Agreement.

7.	Privacy and Data Security

(a)

The parties will keep confidential any information regarding the Trust, the Variable Accounts and Contract Owners received in connection with providing services and meeting their respective obligations hereunder, except: (a) as necessary to provide the services or otherwise meet their respective obligations under this Agreement; (b) as necessary to comply with applicable law; and (c) information regarding the Trust or Variable Accounts which is otherwise publicly available. The parties will maintain internal safekeeping procedures to safeguard and protect the confidentiality of the data transmitted to another party or its designees or agents in accordance with Section 248.11 of Regulation S-P (17 CFR 248.1–248.30) (“Reg S-P”), and any other applicable federal or state privacy laws and regulations, including without limitation 201 CFR 17.00 et seq. and applicable security breach notification regulations (collectively “Privacy Laws”). Each party shall use such data solely to effect the services contemplated herein, and none of the parties will directly, or indirectly through an affiliate, disclose any non-public personal information protected under Privacy Laws (“Non-public Personal Information”) received from another party to any person that is not an affiliate, designee, service provider, or agent of the receiving party and provided that any such information disclosed to an affiliate, designee, service provider, or agent will be under the same or substantially similar contractual limitations on use and non-disclosure and will comply with all legal requirements. NFM will not use information, including Non-public Personal Information, directly or indirectly provided to it by Jefferson National or its designees or agents pursuant to this Agreement for the purpose of marketing to Contract Owners or any other similar purpose, except as may be agreed by the parties hereto. Except for confidential information consisting of Non-public Personal Information, which will be governed in all respects in accordance with the immediately preceding sentence, confidential information does not include information which (i) was publicly known and/or was in the possession of the party receiving confidential information (the “Receiving Party”) from other sources prior to the Receiving Party’s receipt of confidential information from the party disclosing confidential information (the “Disclosing Party”), or (ii) is or becomes publicly available other than as a result of a disclosure by the Receiving Party or its representatives, or (iii) is or becomes available to the Receiving Party on a non-confidential basis from a source (other than the Disclosing Party) which, to the best of the Receiving Party’s knowledge is not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation to the Disclosing Party, or (iv) describes the annual fees payable to Jefferson National under this Agreement.

(b)

Each party will maintain and enforce safety and physical security procedures with respect to its access and maintenance of Non-public Personal Information that (a) are at least equal to industry standards for such types of locations, (b) are in accordance with reasonable policies in these regards, and (c) provide reasonably appropriate technical and organizational safeguards against accidental or unlawful destruction, loss, alteration or unauthorized disclosure or access of Non-public Personal Information under this Agreement. Without limiting the generality of the foregoing, each party will take all reasonable measures to secure and defend its location and equipment against cyber-attacks, “hackers” and others, both internal and external, who may seek, without authorization, to modify or access its systems or the information found therein. Each party will periodically test its systems for potential areas where security could be breached. Each party will report to the other party promptly any breaches of security or unauthorized access to its systems that it detects or becomes aware of that would require notification to consumers and/or regulators, as may be required by applicable federal and/or state laws. Each party will use reasonable and diligent efforts to remedy such breach of security or unauthorized access in a timely manner. Each party maintains the right to reasonably audit its data in the other party’s systems environment no more than annually, upon 60 days prior written notice, and at auditing party’s sole expense and cost.

(c)

All Non-public Personal Information must be stored in a physically and logically secure environment that reasonably attempts to protect it from unauthorized access, modification, theft, misuse and destruction.

8.	Anti-Money Laundering

Each party will comply with all applicable anti-money laundering laws, rules and regulations, including but not limited to, the Bank Secrecy Act (the “BSA”), its implementing regulations, and the USA Patriot Act, which amends certain sections of the BSA and sets forth certain other anti-money laundering requirements. To facilitate compliance with anti-money laundering laws, each party has developed and implemented policies and procedures required by federal law to detect, deter and prevent money laundering, including those required by the BSA and the USA Patriot Act. Each party further agrees to cooperate and share information with the other to the extent required by law to facilitate implementation of each other’s anti-money laundering program.

9.	Maintenance of Records

Each party will maintain and preserve all records as required by law to be maintained and preserved in connection with the provision of services contemplated hereunder. During the term of this Agreement, upon any reasonable request from NFM, the Trust or their respective representatives, Jefferson National shall (i) provide to NFM, the Trust and/or their respective representatives reasonable access during normal business hours to review and audit the books and records (including any such materials developed on or after the date of this Agreement by a party hereto or its affiliates) under the control of Jefferson National pertaining to the services to be provided under this Agreement; provided that such access shall be preceded by 30 days’ written notice, and (ii) permit NFM, the Trust or their respective representatives to make copies of such records, in each case at no cost to Jefferson National. Nothing herein shall require Jefferson National to disclose any information to NFM, the Trust or their respective representatives (i) in contravention of the terms of a non-disclosure agreement with a third party, (ii) that may constitute privileged attorney-client communications or attorney work product and the transfer of which, or the provision of access to which, as reasonably determined by Jefferson National’s counsel, constitutes a waiver of any such privilege or (iii) if the provision of access to such document (or portion thereof) or information, as determined by Jefferson National’s counsel, would reasonably be expected to conflict with applicable law.

10.	Shareholder Information

(a)

To the extent required by Rule 22c-2, Jefferson National agrees to provide NFM, upon written request, the taxpayer identification number, or in the case of non-U.S. Shareholders, if the taxpayer identification number is unavailable, the international taxpayer identification number or other government issued identifier (“TIN”), if known, of Shareholder(s) of the account and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer or exchange of Shares held through an account maintained by Jefferson National during the period covered by the request.

(b)

Requests must set forth a specific period, not to exceed 180 days from the date of the request, for which transaction information is sought. NFM may request transaction information older than 180 days from the date of the request as it deems necessary to investigate compliance with policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Trust.

(c)

Jefferson National agrees to transmit the requested information that is on its books and records to NFM or its designee promptly, but in any event no later than 10 Business Days after receipt of the request, except that transmission of transaction information older than 180 days may take longer. Jefferson National agrees to use best efforts to determine, promptly upon request of NFM, whether any specific person about whom it has received the identification and transaction information set forth under this Agreement is itself a financial intermediary (“Indirect Intermediary”) and, upon further request by NFM: (i) to provide or arrange to provide NFM the identification and transaction information regarding Shareholders who hold an account with an Indirect Intermediary; or (ii) subject to the provisions of Subsection (f) below, restrict or prohibit further purchases of Trust Shares from such Indirect Intermediary. In such instance, Jefferson National agrees to inform NFM whether it plans to perform (i) or (ii). Reponses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to NFM will be Jefferson National’s standard format or other mutually agreed upon format.

(d)

NFM agrees not to use the information received pursuant to this Section 10 for any purpose other than as necessary to comply with the provisions of Rule 22c-2, or for any purpose not permitted under the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

(e)

Jefferson National agrees, subject to applicable law, to use reasonable efforts to execute written instructions for NFM to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by NFM as having engaged in transactions of the Trust’s Shares (directly or indirectly through an omnibus account of Jefferson National) that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of value of the outstanding Shares issued by the Trust (“Fund Policies”).

(f)

Instructions from NFM must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(g)	Jefferson National agrees to execute instructions as soon as reasonably practicable, but not later than 14 calendar days after receipt of the instructions by Jefferson National.

(h)

Jefferson National must provide written confirmation to NFM that instructions have been executed. Jefferson National agrees to provide confirmation as soon as reasonably practicable, but not later than 10 Business Days after the instructions have been executed.

(i)

Upon Jefferson National’s reasonable request, NFM agrees to provide: (i) supporting documentation, in a format which may be shared and which Jefferson National is hereby authorized to share with the affected Shareholder(s) and any applicable Indirect Intermediary, evidencing that a Shareholder whose trading has been restricted pursuant to this Section 10 has violated Fund Policies (“Restricted Shareholder”); and (ii) reasonable assistance to resolve Restricted Shareholder complaints and/or inquiries regarding trade restrictions and/or prohibitions implemented hereunder.

(j)	For purposes of this Section 10:

(1) The terms “Trust” or “Fund” include the Trust’s principal underwriter and transfer agent. The terms “Trust” or “Fund” do not include any “excepted funds,” as defined in Rule 22c-2.

(2) The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Trust under the 1940 Act that are held by Jefferson National or a Variable Account, including units issued by a Variable Account.

(3) The term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by a Variable Account and includes Contract Owners.

(4) The term “written” includes electronic writings and facsimile transmissions.

(5) The term “Indirect Intermediary” has the same meaning as defined in Rule 22c-2.

11.	Indemnification

(a)

Jefferson National agrees to indemnify and hold harmless NFM, the Trust, and each of its respective officers, trustees, directors, employees, agents, affiliated persons, subsidiaries and each person, if any, who controls NFM and/or the Trust within the meaning of the 1940 Act (collectively, the “Fund Indemnified Parties” for purposes of this section) against any losses, claims, expenses, damages, liabilities (including amounts paid in settlement thereof) and/or litigation expenses (including reasonable legal and other expenses) (collectively the “Losses”), to which the Fund Indemnified Parties may become subject to the extent such Losses result from (i) Jefferson National’s bad faith, negligence, or willful misconduct in performing its obligations under this Agreement; (ii) any material breach by Jefferson National of any provision of this Agreement or of any law, rule or regulation applicable to its obligations under this Agreement; or (iii) any breach by Jefferson National of a representation or warranty made in this Agreement. Jefferson National shall not be liable for indemnification hereunder to the extent such Losses are attributable to the bad faith, negligence, or willful misconduct of NFM or the Trust in performing their obligations under this Agreement.

(b)

NFM agrees to indemnify and hold harmless Jefferson National and its officers, directors, employees, agents, affiliated persons, subsidiaries and each person, if any, who controls Jefferson National within the meaning of the 1940 Act (collectively, the “Jefferson National Indemnified Parties” for purposes of this section) against any Losses to which the Jefferson National Indemnified Parties may become subject to the extent such Losses result from (i) NFM’s or the Trust’s bad faith, negligence, or willful misconduct in performing its obligations under this Agreement; (ii) any material breach by NFM of any provision of this Agreement or of any law, rule or regulation applicable to its obligations under this Agreement; (iii) any breach by NFM of a representation or warranty made on its behalf or on behalf of the Trust in this Agreement; or (iv) any unauthorized disclosure of a Shareholder’s TIN provided to NFM in response to a request for information under Section 10. NFM shall not be liable for indemnification hereunder to the extent such Losses are attributable to the bad faith, negligence, or willful misconduct of Jefferson National in performing its obligations under this Agreement.

(c)

Except for Losses that the Jefferson National Indemnified Parties may become subject to under Section 11(b)(iv), each party agrees that the extent of its indemnification liability to the other hereunder will be for the full amount of all direct damages (including reasonable legal and other expenses), without limitation, but neither party shall be liable to the other for special, indirect or consequential damages, or lost profits or loss of business. For Losses that the Jefferson National Indemnified Parties may become subject to under Section 11(b)(iv), NFM agrees that it shall be liable for the full amount of all direct damages (including reasonable legal and other expenses), indirect, special, and/or consequential damages, lost profits and loss of business.

(d)

Promptly after receipt by an indemnitee under this section of notice of the commencement of a claim or action that may be covered hereunder), the indemnitee will notify the indemnitor in writing of the commencement thereof. The omission to so notify the indemnitor will not relieve it from any liability that it may have to any indemnitee under this section except that the failure of the indemnitee so to notify the indemnitor will relieve the indemnitor of its indemnity obligation with respect to that action to the extent that such omission results in the forfeiture of the indemnitor’s substantive rights or defenses. If any such action is brought against any indemnitee and it notifies the indemnitor of the commencement thereof as specified above, the indemnitor will be entitled to assume the defense thereof with counsel reasonably satisfactory to the indemnitee, and the defendant or defendants in such action entitled to indemnification hereunder will have the right to participate in the defense or preparation of the defense of any such action. In the event the indemnitor does elect to assume the defense of any such action, and to retain counsel as provided above, the indemnitees in such action will bear the fees and expenses of any additional counsel retained by any of them; but in case the indemnitor does not elect to assume the defense of any such action, the indemnitor will reimburse the indemnitee(s) named as defendant(s) in such action for: (i) the fees and expenses of counsel agreed upon by indemnitor and indemnitee; or (ii) for all reasonable fees and expenses of counsel retained by the indemnitee(s) in the event that the indemnitor is found liable under the terms of this Agreement or applicable law for the defense of such indemnitee(s). If the indemnitor assumes the defense of any such action, the indemnitor will not, without the prior written consent of the indemnitee(s), settle or compromise the liability of the indemnitee(s) in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or default or consent, each indemnitee receives from the claimant a release from all liability in respect of such claim. The party seeking indemnification will not confess any claim or make any compromise in any case in which the other party may be required to indemnify except with the other party’s prior written consent.

(e)	The provisions of this Section 11 shall survive the termination of this Agreement.

12.	Applicable Law

(a)	This Agreement will be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Ohio.

(b)

This Agreement will be subject to the provisions of the Securities Act of 1933, as amended, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Order, as defined in Section 6(a) of the Participation Agreement) and the terms hereof will be interpreted and construed in accordance therewith.

13.	Termination

(a)	This Agreement may be terminated by either party for any reason upon sixty (60) days’ advance written notice delivered to the other party.

(b)

This Agreement may be terminated at the option of either party upon institution of formal proceedings against the other party by FINRA, the SEC, the insurance commission of any state or any other regulatory body regarding such other party’s duties under this Agreement or related to the operation of a Variable Account, the administration of the Contracts or the processing of Orders, or an expected or anticipated ruling, judgment or outcome which would, in the terminating party’s reasonable judgment, materially impair the other party’s ability to meet and perform its obligations and duties hereunder.

(c)

This Agreement may be terminated by NFM if Jefferson National breaches any obligation or representation under this Agreement in a material respect and such breach shall continue unremedied for thirty (30) days after receipt by Jefferson National of notice in writing from NFM of such breach.

(d)

This Agreement may be terminated by Jefferson National if NFM breaches any obligation or representation under this Agreement in a material respect and such breach shall continue unremedied for thirty (30) days after receipt by NFM of notice in writing from Jefferson National of such breach.

(e)

Notwithstanding a termination of this Agreement pursuant to any of the foregoing provisions of this section, this Agreement shall remain in force and in effect for so long as Contract Owner allocations to any or all of the Variable Accounts remain invested in Trust Shares.

14.	Notices

Each notice or other communication required or permitted to be made or given by a party pursuant to this Agreement shall be given in writing and delivered by U.S. first class mail or overnight courier, in each case prepaid and addressed, to:

Jefferson National
Jefferson National Financial Corp. 10350 Ormsby Park Place
Louisville, KY 40223
Attention: General Counsel

NFM
Nationwide Fund Management LLC
One Nationwide Plaza, 5-02-210T
Columbus, Ohio 43215
Attention: Fund Administration

Any party may change its address by notifying the other party(ies) in writing. Notices will be deemed given upon dispatch.

15.	Entire Agreement

This Agreement, together with all contemporaneous exhibits, sets forth the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior discussions, representations, and understandings, whether written or oral, between the parties related to the subject of this Agreement.

16.	Assignment

This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any rights, privileges, duties or obligations of the parties may be assigned by any party without the written consent of the other parties (except that a party may assign rights, privileges, duties or obligations to an affiliate).

17.	Waiver

No term or provision of this Agreement may be waived or modified unless done so in writing and signed by the party against whom such waiver or modification is sought to be enforced. Either party’s failure to insist at any time on strict compliance with this Agreement or with any of the terms under this Agreement or any continued course of such conduct on its part will in no event constitute or be considered a waiver by such party of any of its rights or privileges.

18.	Force Majeure

No party to this Agreement will be responsible for delays resulting from acts beyond the reasonable control of such party, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance hereunder as soon as practicable as soon as such causes are avoided, rectified or removed.

19.	Other Matters

(a)	The section headings contained herein are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

(b)	If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

(c)

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

(d)

Each of the parties acknowledges and agrees that this Agreement and the arrangements described in this Agreement are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

(e)

Except to the extent required by applicable law, no party shall use any other party’s names, logos, trademarks or service marks, whether registered or unregistered, without the prior consent of such party. Notwithstanding the foregoing, Jefferson National may identify the Funds in a listing of funds available as underlying investment options.

(f)	Nothing in this Agreement shall be deemed to create a partnership or joint venture by and among the parties hereto.

(g)	This Agreement may not be amended or modified except by a written amendment, which includes any amendments to the exhibits, executed by all parties to the Agreement.

(h)	Except as expressly set forth herein, no provision of this Agreement is intended or shall be construed to provide or create any rights or benefits in any third party.

Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes a legal, valid and binding obligation, and is enforceable in accordance with its terms.

This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

JEFFERSON NATIONAL FINANCIAL CORP.

/s/ Craig A. Hawley

By:	Craig A. Hawley
Title:	General Counsel & Secretary

NATIONWIDE FUND MANAGEMENT LLC

/s/ Lee T. Cummings

By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
Neuberger Berman NVIT Socially Responsible Fund Class I	63868M407	[**]
NVIT DFA Moderate Fund Class P	63868M324	[**]
NVIT DFA Capital Appreciation Fund Class P	63868M340	[**]
NVIT Multi-Manager International Value Fund Class I	638686824	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]

EXHIBIT B

OPERATING PROCEDURES

The purchase, redemption and settlement of Shares will normally follow the Fund/SERV-Defined Contribution Clearance and Settlement Service (“DCCS”) Processing Procedures below, and the rules and procedures of the SCC Division of the National Securities Clearing Corporation (“NSCC”) shall govern the purchase, redemption and settlement of Shares of the Funds through NSCC by Jefferson National. In the event of equipment failure or technical malfunctions or the parties’ inability to otherwise perform transactions pursuant to the FUND/SERV Processing Procedures, or the parties’ mutual consent to use manual processing, the Manual Processing Procedures below will apply.

It is understood and agreed that, in the context of Section 22 of the 1940 Act and the rules and public interpretations thereunder by the staff of the SEC, receipt by Jefferson National of any Order from the Contract Owner prior to the Market Close on any Business Day shall be deemed to be receipt by the Funds of such Order solely for pricing purposes and shall cause purchases and redemptions to be deemed to occur at the net asset value per Share for such Business Day. Each Order shall be deemed to be accompanied by a representation by Jefferson National that it has received proper authorization from each Contract Owner whose purchase, redemption, account transfer or exchange transaction is effected as a result of such Order.

Fund/SERV-DCCS Processing Procedures

1.

On each Business Day, NFM shall accept, and effect changes in its records upon receipt of, purchase, redemption, exchanges, account transfers and registration instructions from Jefferson National electronically through Fund/SERV (“Instructions”) without supporting documentation from the Contract Owner. On each Business Day, NFM shall accept for processing any Instructions from Jefferson National and shall process such Instructions in a timely manner.

2.

NFM shall perform any and all duties, functions, procedures and responsibilities assigned to it under this Agreement and as otherwise established by the NSCC. NFM shall conduct each of the foregoing activities in a competent manner and in compliance with (a) all applicable laws, rules and regulations, including NSCC Fund/SERV-DCCS rules and procedures relating to Fund/SERV; (b) the then-current Prospectus of a Fund; and (c) any provision relating to Fund/SERV in any other agreement of NFM that would affect its duties and obligations pursuant to this Agreement.

3.	Confirmed trades and any other information provided by NFM to Jefferson National through Fund/SERV and pursuant to this Agreement shall be accurate, complete, and in the format prescribed by the NSCC.

4.

Instructions provided by Jefferson National to NFM through Fund/SERV and pursuant to this Agreement shall be accurate, complete and, in the format prescribed by the NSCC. All Instructions by Jefferson National regarding each Fund/SERV Account shall be true and correct and will have been duly authorized by the Contract Owner.

5.

For each Fund/SERV transaction, Jefferson National shall provide the Funds and NFM with all information necessary or appropriate to establish and maintain each Fund/SERV transaction (and any subsequent changes to such information), which Jefferson National hereby certifies is and shall remain true and correct. Jefferson National shall maintain documents required by the Funds to effect Fund/SERV transactions. Jefferson National certifies that all Instructions delivered to NFM on any Business Day shall have been received by Jefferson National from the Contract Owner by the Market Close on such Business Day and that any Instructions received by it after the Market Close on any given Business Day will be transmitted to NFM on the next Business Day.

Manual Processing Procedures

1.

On each Business Day, Jefferson National may receive Orders from the Contract Owner for the purchase or redemption of Shares based solely upon receipt of such Orders prior to the Market Close on that Business Day. Orders received in good order by Jefferson National prior to the Market Close on any given Business Day (the “Trade Date”) and transmitted to NFM by no later than 9:30 a.m. ET the Business Day following the Trade Date (“Trade Date plus One” or “T+1”), will be executed at the net asset value per Share (“Share Price”) of each applicable Fund, determined as of the Market Close on the Trade Date.

2.

As noted in Paragraph 1 above, by 9:30 a.m. ET on T+1 (“Instruction Cutoff Time”) and after Jefferson National has processed all approved transactions, Jefferson National will transmit to NFM via facsimile, telefax or electronic transmission or system-to-system, or by a method acceptable to Jefferson National and NFM, a report (the “Instruction Report”) detailing the Orders that were received by Jefferson National prior to the Funds’ daily determination of Share Price for each Fund (i.e., the Market Close) on Trade Date.

(a)

It is understood by the parties that all Instructions from the Contract Owner shall be received and processed by Jefferson National in accordance with its standard transaction processing procedures. Jefferson National or its designees shall maintain records sufficient to identify the date and time of receipt of all Contract Owner Orders involving the Funds and shall make or cause to be made such records available upon reasonable request for examination by the Funds or its designated representative or, by appropriate governmental authorities. Under no circumstances shall Jefferson National change, alter or modify any Orders or other instructions received by it in good order.

(b)	Following the completion of the transmission of any Orders by Jefferson National to NFM by the Instruction Cutoff Time, Jefferson National will verify that the Orders were received by NFM.

(c)

In the event that Jefferson National transmits an Order to NFM on any Business Day prior to the Instruction Cutoff Time and such Order is not received by NFM due to circumstances caused by NFM that prohibit NFM’s receipt of such Order, such Order shall nonetheless be treated by NFM as if it had been received by the Instruction Cutoff Time, provided that Jefferson National retransmits such Order by facsimile transmission to NFM.

(d)	With respect to all Orders, NFM’s financial control representative will manually adjust a Fund’s records for the Trade Date to reflect any Orders sent by Jefferson National.

3.

As set forth below, upon the timely receipt from Jefferson National of the Orders, NFM will execute the purchase or redemption transactions (as the case may be) at the Share Price for each Fund computed as of the Market Close on the Trade Date.

(a)

Except as otherwise provided herein, all purchase and redemption Orders will settle on T+1. Settlements will be through net Federal Wire transfers to an account designated by NFM. In the case of Orders which constitute a net purchase order, settlement shall occur by Jefferson National initiating a wire transfer on T+1 to the custodian for the Fund for receipt by the Funds’ custodian by no later than the close of regular business at the New York Federal Reserve Bank on T+1, causing the remittance of the requisite funds to NFM to cover such net purchase order.

In the case of Orders which constitute a net redemption order, settlement shall occur by NFM causing the remittance of the requisite funds to cover such net redemption order by Federal Funds Wire on T+1, provided that the Fund reserves the right to (i) delay settlement of redemptions for up to seven (7) Business Days after receiving a net redemption order in accordance with Section 22 of the 1940 Act and Rule 22c-1 thereunder, or (ii) suspend redemptions pursuant to the 1940 Act or as otherwise required by law. Settlements shall be in U.S. dollars.

(b)

Jefferson National (and its Variable Accounts) shall be designated as record owner of each account and NFM shall provide Jefferson National with all written confirmations required under federal and state securities laws.

(c)

On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of Orders. Orders will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open. The original T+1 Settlement Date will not apply. Rather, for purposes of this Paragraph 3(c) only, the Settlement Date will be the date on which the Order settles.

(d)

Jefferson National shall, upon receipt of any confirmation or statement concerning the accounts, verify the accuracy of the information contained therein against the information contained in Jefferson National’s internal record-keeping system and shall promptly, advise NFM in writing of any discrepancies between such information. NFM and Jefferson National shall cooperate to resolve any such discrepancies as soon as reasonably practicable.

Price Communication Time

NFM will use its best efforts to communicate to Jefferson National via electronic transmission acceptable to both parties, by no later than 6:30 p.m. ET on each Trade Date (“Price Communication Time”), the Share Price of each applicable Fund, as well as dividend and capital gain information and, in the case of Funds that credit a daily dividend, the daily accrual or interest rate factor, determined at the Market Close on that Trade Date.

Adjustments

In the event of any error or delay with respect to both the Fund/SERV Processing Procedures and the Manual Processing Procedures outlined in this Exhibit B: (i) which is caused by the Funds or NFM, NFM shall make any adjustments on the Funds’ accounting system necessary to correct such error or delay and the responsible party or parties shall reimburse the Contract Owner and Jefferson National, as appropriate, for any losses or reasonable costs incurred directly as a result of the error or delay but specifically excluding any and all consequential punitive or other indirect damages or (ii) which is caused by Jefferson National, NFM shall make any adjustment on the Funds’ accounting system necessary to correct such error or delay and the affected party or parties shall be reimbursed by Jefferson National for any losses or reasonable costs incurred directly as a result of the error or delay, but specifically excluding any and all consequential punitive or other indirect damages. In the event of any such adjustments on the Funds’ accounting system, Jefferson National shall make the corresponding adjustments on its internal record-keeping system. In the event that errors or delays with respect to these Operating Procedures are contributed to by more than one party hereto, each party shall be responsible for that portion of the loss or reasonable cost which results from its error or delay. All parties agree to provide the other parties prompt notice of any errors or delays of the type referred to herein and to use reasonable efforts to take such action as may be appropriate to avoid or mitigate any such costs or losses.

EXHIBIT C

Administrative Services

Pursuant to this Agreement, Jefferson National shall perform and incur expenses for all administrative services with respect to the Variable Products and their Contract Owners, including but not limited to, the following:

1. Via the Variable Accounts, maintaining one or more omnibus accounts with NFM with respect to each class of Shares of each Fund on behalf of Contract Owners.

2. Maintaining separate records for each Contract Owner, which shall reflect the Shares purchased and redeemed and Share balances of such Contract Owners.

3. Receiving, aggregating and processing Orders from Contract Owners for the purchase and redemption of Shares, and transaction processing, including trading, pricing, and disbursement on behalf of Contract Owners.

4. Disbursing or crediting to Contract Owners all proceeds of redemption Orders and reinvesting dividends and other distributions in new Shares on behalf of Contract Owners.

5. Providing statements to Contract Owners reflecting Orders for the purchase and redemption of Shares, disbursements of dividends and other distributions to Contract Owners (and the reinvestment of such disbursements in new Shares), and Contract Owner Share balances.

6. Maintaining and preserving all records required by law to be maintained and preserved in connection with providing Administrative Services for Contract Owners.

7. Providing previously agreed upon reports of Administrative Services provided and Administrative Services Fees paid hereunder to Jefferson National, including for the purpose of reporting to the Trust’s Board of Trustees.

8. Distributing to existing Contract Owners, to the extent required by applicable law, updated Fund prospectuses, proxy materials, periodic reports to shareholders and other materials that the Trust is required by law or otherwise to provide to shareholders.

9. Providing previously agreed upon Contract Owner information to NFM and restricting Contract Owners from placing additional purchase Orders as provided in Section 10 of this Agreement.

10. Supporting and responding to service inquiries about the Trust and the Funds from Contract Owners.

11. Providing office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in Jefferson National’s business, or any personnel employed by Jefferson National) as reasonably necessary to provide the foregoing services.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

AMENDMENT NO. 1

This Amendment No. 1, dated November 1, 2017 (the “Amendment”), is made by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson Life Insurance Company of New York, and their current and any future separate accounts (collectively, “Jefferson National Insurers”), and, collectively with JNFC, “Jefferson National”, and Nationwide Fund Management LLC (“NFM”), and amends the Fund Administrative Services Agreement, dated May 1, 2017, by and among JNFC and NFM (the “Administrative Services Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Administrative Services Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Administrative Services Agreement.

NOW, THEREFORE, JNFC and NFM mutually agree as follows:

1.	Exhibit A to the Administrative Services Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Administrative Services Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, JNFC and NFM have caused this Amendment No. 1 to be executed as of the date written above.

JEFFERSON NATIONAL FINANCIAL CORP.

/s/ Craig A Hawley
By:	Craig A. Hawley
Title:

NATIONWIDE FUND MANAGEMENT LLC

/s/ Lee T Cummings
By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
Neuberger Berman NVIT Socially Responsible Fund Class I	63868M407	[**]
NVIT DFA Moderate Fund Class P	63868M324	[**]
NVIT DFA Capital Appreciation Fund Class P	63868M340	[**]
NVIT Multi-Manager International Value Fund Class I	638686824	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]
DoubleLine NVIT Total Return Tactical Fund Class Y	63868J503	[**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

AMENDMENT NO. 2

This Amendment No. 2, dated May 1, 2018 (the “Amendment”), is made by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson Life Insurance Company of New York, and their current and any future separate accounts (collectively, “Jefferson National Insurers”), and, collectively with JNFC, “Jefferson National”, and Nationwide Fund Management LLC (“NFM”), and amends the Fund Administrative Services Agreement, dated May 1, 2017, by and among JNFC and NFM (the “Administrative Services Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Administrative Services Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Administrative Services Agreement.

NOW, THEREFORE, JNFC and NFM mutually agree as follows:

1.	Exhibit A to the Administrative Services Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Administrative Services Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, JNFC and NFM have caused this Amendment No. 2 to be executed as of the date written above.

JEFFERSON NATIONAL FINANCIAL CORP.

/s/ Craig A Hawley
By:	Craig A. Hawley
Title:	President

NATIONWIDE FUND MANAGEMENT LLC

/s/ Lee T Cummings
By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
Neuberger Berman NVIT Socially Responsible Fund Class I	63868M407	[**]
NVIT DFA Moderate Fund Class P	63868M324	[**]
NVIT DFA Capital Appreciation Fund Class P	63868M340	[**]
NVIT Multi-Manager International Value Fund Class I	638686824	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]
DoubleLine NVIT Total Return Tactical Fund Class Y	63868J503	[**]
NVIT Nationwide Fund Class I	638686766	[**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

AMENDMENT NO. 3

This Amendment No. 3, dated December 1, 2018 (the “Amendment”), is made by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson Life Insurance Company of New York, and their current and any future separate accounts (collectively, “Jefferson National Insurers”), and, collectively with JNFC, “Jefferson National”, and Nationwide Fund Management LLC (“NFM”), and amends the Fund Administrative Services Agreement, dated May 1, 2017, by and among JNFC and NFM (the “Administrative Services Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Administrative Services Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Administrative Services Agreement.

NOW, THEREFORE, JNFC and NFM mutually agree as follows:

1.	Exhibit A to the Administrative Services Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Administrative Services Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, JNFC and NFM have caused this Amendment No. 3 to be executed as of the date written above.

JEFFERSON NATIONAL FINANCIAL CORP.

/s/Craig A Hawley
By:	Craig A. Hawley
Title:	President

NATIONWIDE FUND MANAGEMENT LLC

/s/Lee T Cummings
By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
Neuberger Berman NVIT Socially Responsible Fund Class I	63868M407	[**]
NVIT DFA Moderate Fund Class P	63868M324	[**]
NVIT DFA Capital Appreciation Fund Class P	63868M340	[**]
NVIT Multi-Manager International Value Fund Class I	638686824	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]
DoubleLine NVIT Total Return Tactical Fund Class Y	63868J503	[**]
NVIT Nationwide Fund Class I	638686766	[**]
NVIT Government Money Market Fund Class Y	63868J875	[**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

AMENDMENT NO. 4

This Amendment No. 3, dated May 1, 2019 (the “Amendment”), is made by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson Life Insurance Company of New York, and their current and any future separate accounts (collectively, “Jefferson National Insurers”), and, collectively with JNFC, “Jefferson National”, and Nationwide Fund Management LLC (“NFM”), and amends the Fund Administrative Services Agreement, dated May 1, 2017, by and among JNFC and NFM (the “Administrative Services Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Administrative Services Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Administrative Services Agreement.

NOW, THEREFORE, JNFC and NFM mutually agree as follows:

1.	Exhibit A to the Administrative Services Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Administrative Services Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, JNFC and NFM have caused this Amendment No. 4 to be executed as of the date written above.

JEFFERSON NATIONAL FINANCIAL CORP.

/s/Craig A Hawley
By:	Craig A. Hawley
Title:	President

NATIONWIDE FUND MANAGEMENT LLC

/s/Lee T Cummings
By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
Neuberger Berman NVIT Socially Responsible Fund Class I	63868M407	[**]
NVIT DFA Moderate Fund Class P	63868M324	[**]
NVIT DFA Capital Appreciation Fund Class P	63868M340	[**]
NVIT Multi-Manager International Value Fund Class I	638686824	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]
DoubleLine NVIT Total Return Tactical Fund Class Y	63868J503	[**]
NVIT Nationwide Fund Class I	638686766	[**]
NVIT Government Money Market Fund Class Y	63868J875	[**]
NVIT iShares Global Fixed Income ETF Fund Class Y	63868J883	[**]
NVIT iShares Global Equity ETF Fund Class Y	63868J701	[**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

AMENDMENT NO. 5

This Amendment No. 5, dated June 15, 2019 (the “Amendment”), is made by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson Life Insurance Company of New York, and their current and any future separate accounts (collectively, “Jefferson National Insurers”), and, collectively with JNFC, “Jefferson National”, and Nationwide Fund Management LLC (“NFM”), and amends the Fund Administrative Services Agreement, dated May 1, 2017, by and among JNFC and NFM (the “Administrative Services Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Administrative Services Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Administrative Services Agreement.

NOW, THEREFORE, JNFC and NFM mutually agree as follows:

1.	Exhibit A to the Administrative Services Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Administrative Services Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, JNFC and NFM have caused this Amendment No. 5 to be executed as of the date written above.

JEFFERSON NATIONAL FINANCIAL CORP.

/s/Craig A Hawley
By:	Craig A. Hawley
Title:	President

NATIONWIDE FUND MANAGEMENT LLC

/s/Lee T Cummings
By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
Neuberger Berman NVIT Socially Responsible Fund Class I	63868M407	[**]
NVIT DFA Moderate Fund Class P	63868M324	[**]
NVIT DFA Capital Appreciation Fund Class P	63868M340	[**]
NVIT Multi-Manager International Value Fund Class I	638686824	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]
DoubleLine NVIT Total Return Tactical Fund Class Y	63868J503	[**]
NVIT Nationwide Fund Class I	638686766	[**]
NVIT Government Money Market Fund Class Y	63868J875	[**]
NVIT iShares Global Fixed Income ETF Fund Class Y	63868J883	[**]
NVIT iShares Global Equity ETF Fund Class Y	63868J701	[**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

AMENDMENT NO. 6

This Amendment No. 6, dated May 1, 2020 (the “Amendment”), is to the Fund Administrative Services Agreement dated May 1, 2017, as amended, by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Jefferson National Insurers” and, collectively with JNFC, “Jefferson National” unless otherwise indicated), and the current and any future Jefferson National Insurers separate accounts as applicable (“Variable Accounts”), and Nationwide Fund Management LLC (“NFM”) (the “Administrative Services Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Administrative Services Agreement.

WHEREAS, the primary purpose of this Amendment is to update Exhibit A to the Administrative Services Agreement.

NOW, THEREFORE, JNFC and NFM mutually agree as follows:

1.	Exhibit A to the Administrative Services Agreement is amended and restated to update the funds and compensation as shown in Exhibit A attached hereto.

2.	All other terms and conditions of the Administrative Services Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, JNFC and NFM have caused this Amendment No. 6 to be executed as of the date written above.

JEFFERSON NATIONAL FINANCIAL CORP.	NATIONWIDE FUND MANAGEMENT LLC

/s/ Craig A Hawley	/s/ Lee Cummings
By: Craig A. Hawley, President	By: Lee Cummings, Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
NVIT Newton Sustainable U.S. Equity Fund Class I	63868M407	[**]
NVIT DFA Moderate Fund Class P	63868M324	[**]
NVIT DFA Capital Appreciation Fund Class P	63868M340	[**]
NVIT Multi-Manager International Value Fund Class I	638686824	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]
DoubleLine NVIT Total Return Tactical Fund Class Y	63868J503	[**]
NVIT AQR Large Cap Defensive Style Fund Class I	638686766	[**]
NVIT Government Money Market Fund Class Y	63868J875	[**]
NVIT iShares Global Fixed Income ETF Fund Class Y	63868J883	[**]
NVIT iShares Global Equity ETF Fund Class Y	63868J701	[**]
NVIT J.P. Morgan MozaicSM Multi-Asset Fund Class Y	63868J834	[**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

AMENDMENT NO. 7

This Amendment No. 7, dated October 1, 2020 (the “Amendment”), is to the Fund Administrative Services Agreement dated May 1, 2017, as amended, by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Jefferson National Insurers” and, collectively with JNFC, “Jefferson National” unless otherwise indicated), and the current and any future Jefferson National Insurers separate accounts as applicable (“Variable Accounts”), and Nationwide Fund Management LLC (“NFM”) (the “Administrative Services Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Administrative Services Agreement.

WHEREAS, the primary purpose of this Amendment is to update Exhibit A to the Administrative Services Agreement.

NOW, THEREFORE, JNFC and NFM mutually agree as follows:

1.	Exhibit A to the Administrative Services Agreement is amended and restated to update the funds and compensation as shown in Exhibit A attached hereto.

2.	All other terms and conditions of the Administrative Services Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, JNFC and NFM have caused this Amendment No. 7 to be executed as of the date written above.

JEFFERSON NATIONAL FINANCIAL CORP.	NATIONWIDE FUND MANAGEMENT LLC

/s/ Craig A Hawley	/s/ Lee Cummings
By: Craig A. Hawley, President	By: Lee Cummings, Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
NVIT Newton Sustainable U.S. Equity Fund Class I	63868M407	[**]
NVIT Investor Destinations Moderate Fund Class P	63868M357	[**]
NVIT Investor Destinations Capital Appreciation Fund Class P	63868M399	[**]
NVIT Columbia Overseas Value Fund Class X	63868J768	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]
DoubleLine NVIT Total Return Tactical Fund Class Y	63868J503	[**]
NVIT AQR Large Cap Defensive Style Fund Class I	638686766	[**]
NVIT Government Money Market Fund Class Y	63868J875	[**]
NVIT iShares Global Fixed Income ETF Fund Class Y	63868J883	[**]
NVIT iShares Global Equity ETF Fund Class Y	63868J701	[**]
NVIT J.P. Morgan MozaicSM Multi-Asset Fund Class Y	63868J834	[**]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FUND ADMINISTRATIVE SERVICES AGREEMENT

AMENDMENT NO. 8

This Amendment No. 8, dated May 1, 2021 (the “Amendment”), is to the Fund Administrative Services Agreement dated May 1, 2017, as amended, by and among Jefferson National Financial Corp. (“JNFC”), on behalf of Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Jefferson National Insurers” and, collectively with JNFC, “Jefferson National” unless otherwise indicated), and the current and any future Jefferson National Insurers separate accounts as applicable (“Variable Accounts”), and Nationwide Fund Management LLC (“NFM”) (the “Administrative Services Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Administrative Services Agreement.

WHEREAS, the primary purpose of this Amendment is to update Exhibit A to the Administrative Services Agreement.

NOW, THEREFORE, JNFC and NFM mutually agree as follows:

1.	Exhibit A to the Administrative Services Agreement is amended and restated to update the funds and compensation as shown in Exhibit A attached hereto.

2.	All other terms and conditions of the Administrative Services Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, JNFC and NFM have caused this Amendment No. 8 to be executed as of the date written above.

JEFFERSON NATIONAL FINANCIAL CORP.	NATIONWIDE FUND MANAGEMENT LLC

/s/ Craig A Hawley	/s/ Lee Cummings
By: Craig A. Hawley, President	By: Lee Cummings, Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT Bond Index Fund Class Y	638686402	[**]
NVIT International Index Fund Class Y	638686873	[**]
NVIT Mid Cap Index Fund Class Y	638685131	[**]
NVIT S&P 500 Index Fund Class Y	638686436	[**]
NVIT Small Cap Index Fund Class Y	638686659	[**]
NVIT Newton Sustainable U.S. Equity Fund Class I	63868M407	[**]
NVIT Investor Destinations Moderate Fund Class P	63868M357	[**]
NVIT Investor Destinations Capital Appreciation Fund Class P	63868M399	[**]
NVIT Columbia Overseas Value Fund Class X	63868J768	[**]
NVIT Multi-Manager Mid Cap Value Fund Class I	638686154	[**]
NVIT DoubleLine Total Return Tactical Fund Class Y	63868J503	[**]
NVIT AQR Large Cap Defensive Style Fund Class I	638686766	[**]
NVIT Government Money Market Fund Class Y	63868J875	[**]
NVIT iShares Global Fixed Income ETF Fund Class Y	63868J883	[**]
NVIT iShares Global Equity ETF Fund Class Y	63868J701	[**]
NVIT J.P. Morgan MozaicSM Multi-Asset Fund Class Y	63868J834	[**]
NVIT Wells Fargo Discovery Fund Class II	638686337	[**]
NVIT S&P 500 1-Year Buffer Fund Jan Class Y	63868J719	[**]
NVIT S&P 500 1-Year Buffer Fund Feb Class Y	63868J685	[**]
NVIT S&P 500 1-Year Buffer Fund Mar Class Y	63868J669	[**]
NVIT S&P 500 1-Year Buffer Fund Apr Class Y	63868J644	[**]
NVIT S&P 500 1-Year Buffer Fund May Class Y	63868J628	[**]

NVIT Funds	CUSIP	Administrative Services Fee (bps)
NVIT S&P 500 1-Year Buffer Fund June Class Y	63868J594	[**]
NVIT S&P 500 1-Year Buffer Fund July Class Y	63868J578	[**]
NVIT S&P 500 1-Year Buffer Fund Aug Class Y	63868J552	[**]
NVIT S&P 500 1-Year Buffer Fund Sept Class Y	63868J537	[**]
NVIT S&P 500 1-Year Buffer Fund Oct Class Y	63868J511	[**]
NVIT S&P 500 1-Year Buffer Fund Nov Class Y	63868J487	[**]
NVIT S&P 500 1-Year Buffer Fund Dec Class Y	63868J461	[**]
NVIT S&P 500 5-Year Buffer Fund Q1 Class Y	63868J446	[**]
NVIT S&P 500 5-Year Buffer Fund Q2 Class Y	63868J420	[**]
NVIT S&P 500 5-Year Buffer Fund Q3 Class Y	63868J396	[**]
NVIT S&P 500 5-Year Buffer Fund Q4 Class Y	63868J370	[**]